Item 1: Report to Shareholders

New America Growth Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The first half of 2006 was a difficult period for large-cap growth stocks. Stocks were roughly flat, as concerns over rising interest rates and record-high oil prices continued to offset solid corporate profit growth. Benefiting from industry consolidation, telecommunication services stocks were the best performers in the benchmark S&P 500 Index during the six-month period. The most economically sensitive sectors of the market—energy, materials, and industrials and business services—also performed well. In contrast, the traditional growth sectors suffered the largest declines, led by information technology and health care, which felt the repercussions from the widening investigation of backdating stock options.

During the six-month period, New America Growth generated a -1.47% return, compared with 2.70% and 0.13% for the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index, respectively. For the past 12 months, the fund generated a 4.74% return, which trailed the S&P 500’s 8.62% return and Lipper Multi-Cap’s 11.39% gain. Clearly, our emphasis on growth stocks, which underperformed value, and larger-capitalization companies, which lagged small- and mid-caps, hurt our comparisons with our benchmarks. As shown in the Performance Comparison table, returns for the new Advisor Class shares were slightly lower over the past six months due to their different fee structure.

MARKET ENVIRONMENT

The key story during the first six months of the year was higher-than-expected inflation readings, which led to continued interest rate hikes and investor concern that the Federal Reserve may continue to tighten further in the coming months. Additionally, energy prices remained historically high and the housing market began to slow. All of these forces combined to slow consumer spending during the first half.

Broad sector performance looked quite similar to recent periods. Within the S&P 500 Index, the top-performing sectors included energy, telecommunication services, materials, and industrials and business services. The fastest-growing sectors, where we have the majority of the fund’s assets, suffered. For example, in the first half, health care and technology posted negative returns, and the next weakest sector performer was consumer discretionary. These three sectors were the largest in the portfolio, accounting for approximately 68% of assets at the end of the June quarter. Allegations of improperly backdating stock options took their toll on the technology and health care sectors. We take the possibility that management may have acted inappropriately quite seriously, but we’re reserving judgment on our affected holdings until more complete information is available.

During the past six months, the unfortunate theme for our shareholders was that value stocks continued outperforming growth stocks across all market capitalizations. Among large-caps, growth stocks in the Russell 1000 returned -0.93% while value stocks rose 6.56%. In the mid-cap space, growth stocks returned 2.56% while value stocks gained 7.02%. Small-cap value stocks also outperformed growth 10.44% versus 6.07%. This has become a common refrain over the years. Consider that over the past five years, large-cap growth stocks have cumulatively returned -3.75% versus large-cap value stocks’ 39.57% return (6.90% annually); the same for mid-caps, growth gained a bit more than 26% over the past five years while value advanced 84% (13.01% annually); and among small-caps, value’s cumulative gain was almost 85% (13.09% annually) while small growth shares gained just 18.70% (3.49% per year). The annualized numbers in the table show how much smaller-capitalization stocks have outperformed large-caps and how consistently value has outperformed growth over the past five years. This environment did not play positively into New America Growth’s focus on larger-cap growth stocks. Although we don’t know when, we remain optimistic that there will be reversion to the mean; therefore, we intend to add to high-quality, market-leading growth companies that make up the core of this portfolio.

PORTFOLIO REVIEW

The fund’s largest performance contributors over the past six months were Smith International, Amdocs, and Cisco Systems. (Please refer to our portfolio of investments for a complete listing of the portfolio’s holdings and the amount each represents of the portfolio.)

Oil field services company Smith International, highlighted a year ago in the Investment Strategy portion of this letter, is still our largest holding. During the period, Smith’s stock responded positively to continued strong earnings growth thanks, in part, to the well-documented rising energy prices.

Another top performer was Amdocs, the world’s leading provider of billing software and services to the telecom industry. The company is benefiting in general from several positive trends in the overall telecom market. The most notable is the proliferation and convergence of video, voice, and data services, for which its customers need updated billing systems. Amdocs signed several major new deals and delivered excellent revenue and earnings results during the first half of the year. Cisco Systems also benefited from strong results during the period, buoyed by a solid demand environment for telecommunications equipment.

Top performers for the 12-month period included Smith International, Intuit, and Navteq. Intuit, highlighted six months ago, continued to perform well as the company posted stronger-than-expected results due in part to the excellent performance of its market-leading TurboTax product. Intuit also benefited from the launch of a new version of its QuickBooks accounting product last fall. Navteq is the leading provider of digital maps and “points of interest” databases used in automotive and portable navigation systems with over 75% market share. The use of navigation systems is expanding rapidly, and we believe Navteq is well positioned to deliver above-average earnings growth for several years.

Our largest detractors during the six-month period included Expedia, eBay, and Getty Images. Expedia missed its first-quarter earnings forecast, and the stock was punished. Booking travel via the Internet continues to be a growing consumer trend, but Expedia is struggling in a robust travel market, and it seems that its hotel suppliers are relying less on them to provide customers. Expedia’s new management team has also spent excessively on advertising, which hurt the bottom line. These developments prompted me to sell a portion of our stake in this holding.

Although eBay continues to deliver strong earnings growth, its stock has been plagued by fears of slowing growth and concerns that Google is becoming a more formidable competitor for both eBay and its payment-processing arm, PayPal. My expectation is that both will prove to be true; eBay’s growth will inevitably slow, and Google will almost certainly make competitive inroads. However, I believe the market is overly focused on these issues and that eBay is attractively valued at less than 20 times 2008 earnings and generates strong free cash flow. As such, I added to the position, and it has become a top-25 position.

Longtime holding Getty Images stumbled in the first quarter, and the stock declined significantly. Getty is the leading provider of stock digital photography to advertisers and Web sites, and its revenues fell modestly short of Wall Street’s expectations, fueling concerns that its multiyear run was over. I think Getty can continue to grow its revenue and earnings at above-average rates and generate attractive margins and cash flow. As such, it remains a significant holding in the fund.

INVESTMENT STRATEGY

The New America Growth Fund seeks to invest in America’s best larger-cap growth companies. We are attracted to companies that serve large and growing markets, enjoy high or rising profit margins and returns, feature a strong balance sheet, and generate above-average free cash flow. Experienced, capable management is critical, as well.

One of our largest purchases during the six-month period was Fastenal, a leading retailer of fasteners and other supplies used mainly in construction and industrial applications. Through its nationwide network of over 1,800 stores, Fastenal reported more than $1.5 billion in revenues in 2005 and at the end of June sported a $6 billion market capitalization. Although it appears that residential construction is slowing substantially, Fastenal’s business is largely focused on nonresidential construction, which should be in the earlier stages of a multiyear expansion.

I view Fastenal as a specialty retailer with above-average same-store sales and store growth. Stores are growing in the mid-teens range, and same-store sales, which are somewhat cyclical, have recently been running in the low double digits. This combination of store growth and same-store sales should help Fastenal deliver 15% to 20% revenue growth annually over the next several years. The company’s superb management team has instilled a culture of continuous improvement, and this, in turn, should deliver profit gains from initiatives in its supply chain and procurement and from better use of technology.

OUTLOOK

The portfolio’s performance in the back half of 2006 largely depends upon how aggressively the Fed fights inflation through interest rate hikes and how much rising energy costs and interest rates sap the consumer. Shareholders should know that the fund is aggressively postured because I think we are in the later innings of Fed rate hikes and consumer spending will slow down but not collapse. The portfolio and my investing universe of higher-quality, larger-growth companies feature attractive valuations, as well.

In the meantime, I continue to apply our investment discipline and use a longer-term time horizon in making portfolio decisions.

Respectfully submitted,

Joseph M. Milano
Chairman of the fund’s Investment Advisory Committee

July 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

6 Months Ended 6/30/06

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Smith International | 16¢ | eBay | -15¢ |
| Amdocs | 11 | Expedia | -14 |
| Cisco Systems | 8 | Getty Images | -13 |
| Deere | 7 | St. Jude Medical * | -13 |
| Kohl's | 7 | Dell | -13 |
| Covance | 7 | Amgen | -10 |
| General Dynamics | 6 | Medtronic | -8 |
| Roper Industries | 6 | Adobe Systems | -8 |
| Quest Diagnostics | 6 | UnitedHealth Group | -8 |
| ResMed | 6 | Home Depot | -8 |
| Total | 80¢ | Total | -110¢ |

12 Months Ended 6/30/06

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Smith International | 28¢ | Dell | -39¢ |
| Intuit | 15 | Apollo Group ** | -18 |
| NAVTEQ | 14 | St. Jude Medical * | -13 |
| Cephalon | 13 | Symantec | -13 |
| Iron Mountain | 13 | Expedia * | -11 |
| Roper Industries | 12 | Sysco | -9 |
| Amdocs | 12 | Brunswick ** | -9 |
| Diamond Offshore Drilling | 11 | Intel ** | -9 |
| ResMed | 11 | Juniper Networks | -9 |
| E*TRADE Financial *** | 11 | Home Depot | -7 |
| Total | 140¢ | Total | -137¢ |

* Position added
** Position eliminated
*** Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/06** | Year Ended 12/31/05** | 12/31/04 | 12/31/03 | 12/31/02 | 12/31/01 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 31.88 | $ 33.14 | $ 29.83 | $ 22.06 | $ 30.87 | $ 35.77 |
| Investment activities | | | | | | |
| Net investment income (loss) | 0.01 | (0.05) | (0.02) | (0.09) | (0.11) | (0.12) |
| Net realized and unrealized gain (loss) | (0.48) | 1.54 | 3.33 | 7.86 | (8.70) | (4.14) |
| Total from investment activities | (0.47) | 1.49 | 3.31 | 7.77 | (8.81) | (4.26) |
| Distributions | | | | | | |
| Net realized gain | – | (2.75) | – | – | – | (0.64) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 31.41** | **$ 31.88** | **$ 33.14** | **$ 29.83** | **$ 22.06** | **$ 30.87** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| Total return^ | (1.47)% | 4.35% | 11.10% | 35.22% | (28.54)% | (11.89)% |
| Ratio of total expenses to average net assets | 0.90%† | 0.91% | 0.92% | 0.98% | 0.99% | 0.99% |
| Ratio of net investment income (loss) to average net assets | 0.08%† | (0.16)% | (0.07)%+ | (0.34)% | (0.42)% | (0.36)% |
| Portfolio turnover rate | 57.7%† | 53.0% | 50.9% | 61.6% | 61.5% | 52.1% |
| Net assets, end of period (in millions) | $ 785 | $ 865 | $ 935 | $ 915 | $ 761 | $ 1,183 |

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

+ Includes the effect of a one-time special dividend (0.24% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

# Portfolio of Investments †

(Cost and value in $ 000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 99.7%** | | |
| **CONSUMER DISCRETIONARY 15.2%** | | |
| **Automobiles 1.1%** | | |
| Harley-Davidson | 165,000 | 9,057 |
| | | 9,057 |
| **Household Durables 1.2%** | | |
| Harman International | 115,000 | 9,818 |
| | | 9,818 |
| **Internet & Catalog Retail 0.6%** | | |
| Expedia (1) | 300,000 | 4,491 |
| | | 4,491 |
| **Media 5.0%** | | |
| Getty Images (1) | 190,000 | 12,067 |
| Liberty Media Interactive, Series A (1) | 250,000 | 4,315 |
| Regal Entertainment Group, Class A | 370,000 | 7,518 |
| Scripps, Class A | 235,000 | 10,138 |
| Viacom, Class B (1) | 140,000 | 5,018 |
| | | 39,056 |
| **Multiline Retail 1.0%** | | |
| Kohl's (1) | 135,000 | 7,981 |
| | | 7,981 |
| **Specialty Retail 6.3%** | | |
| Advance Auto Parts | 150,000 | 4,335 |
| Dick's Sporting Goods (1) | 165,000 | 6,534 |
| Home Depot | 375,000 | 13,421 |
| PETsMART | 400,000 | 10,240 |
| Staples | 225,000 | 5,472 |
| TJX | 400,000 | 9,144 |
| | | 49,146 |
| Total Consumer Discretionary | | 119,549 |

| | | |
|---|---|---|
| **CONSUMER STAPLES 2.9%** | | |
| **Food & Staples Retailing 2.9%** | | |
| Sysco | 515,000 | 15,739 |
| Wal-Mart | 155,000 | 7,466 |
| Total Consumer Staples | | 23,205 |
| **ENERGY 6.6%** | | |
| **Energy Equipment & Services 4.3%** | | |
| Cameron International (1) | 165,000 | 7,882 |
| Diamond Offshore Drilling | 50,000 | 4,196 |
| Smith International | 500,000 | 22,235 |
| | | 34,313 |
| **Oil, Gas & Consumable Fuels 2.3%** | | |
| EOG Resources | 130,000 | 9,014 |
| Murphy Oil | 160,000 | 8,938 |
| | | 17,952 |
| Total Energy | | 52,265 |
| **FINANCIALS 7.3%** | | |
| **Capital Markets 3.0%** | | |
| Franklin Resources | 70,000 | 6,077 |
| Legg Mason | 92,500 | 9,206 |
| Morgan Stanley | 135,000 | 8,533 |
| | | 23,816 |
| **Diversified Financial Services 1.0%** | | |
| Citigroup | 160,000 | 7,718 |
| | | 7,718 |
| **Insurance 3.3%** | | |
| AFLAC | 205,000 | 9,502 |
| Genworth Financial, Class A | 125,000 | 4,355 |

| | | |
|---|---|---|
| Hartford Financial Services | 77,500 | 6,556 |
| Willis Group Holdings | 160,000 | 5,136 |
| | | 25,549 |
| Total Financials | | 57,083 |

## HEALTH CARE 19.3%

**Biotechnology 4.9%**

| | | |
|---|---|---|
| Amgen (1) | 190,000 | 12,394 |
| Cephalon (1) | 100,000 | 6,010 |
| Genentech (1) | 115,000 | 9,407 |
| Genzyme (1) | 40,000 | 2,442 |
| Gilead Sciences (1) | 105,000 | 6,212 |
| Martek Biosciences (1) | 70,000 | 2,026 |
| | | 38,491 |

**Health Care Equipment & Supplies 4.8%**

| | | |
|---|---|---|
| Medtronic | 125,000 | 5,865 |
| ResMed (1) | 165,000 | 7,747 |
| Respironics (1) | 125,000 | 4,277 |
| St. Jude Medical (1) | 350,000 | 11,347 |
| Stryker | 205,000 | 8,633 |
| | | 37,869 |

**Health Care Providers & Services 4.7%**

| | | |
|---|---|---|
| Caremark RX | 300,000 | 14,961 |
| Humana (1) | 155,000 | 8,324 |
| Patterson Companies (1) | 225,000 | 7,859 |
| Quest Diagnostics | 70,000 | 4,194 |
| UnitedHealth Group | 34,800 | 1,558 |
| | | 36,896 |

**Life Sciences Tools & Services 1.2%**

| | | |
|---|---|---|
| Covance (1) | 150,000 | 9,183 |
| | | 9,183 |

| | | |
|---|---|---|
| **Pharmaceuticals 3.7%** | | |
| Atherogenics (1) | 75,000 | 979 |
| Elan ADR (1) | 337,500 | 5,636 |
| Eli Lilly | 190,000 | 10,501 |
| Pfizer | 250,000 | 5,868 |
| Sepracor (1) | 105,000 | 6,000 |
| | | 28,984 |
| Total Health Care | | 151,423 |
| **INDUSTRIALS & BUSINESS SERVICES 13.5%** | | |
| **Aerospace & Defense 1.5%** | | |
| General Dynamics | 185,000 | 12,110 |
| | | 12,110 |
| **Air Freight & Logistics 2.3%** | | |
| Expeditors International of Washington | 45,000 | 2,520 |
| UPS, Class B | 190,000 | 15,643 |
| | | 18,163 |
| **Airlines 1.4%** | | |
| Southwest Airlines | 650,000 | 10,641 |
| | | 10,641 |
| **Commercial Services & Supplies 2.1%** | | |
| ChoicePoint (1) | 236,700 | 9,887 |
| Consolidated Graphics (1) | 26,000 | 1,354 |
| Corporate Executive Board | 55,000 | 5,511 |
| | | 16,752 |
| **Electrical Equipment 0.8%** | | |
| AMETEK | 130,000 | 6,159 |
| | | 6,159 |
| **Industrial Conglomerates 2.8%** | | |
| GE | 375,000 | 12,360 |

| | | |
|---|---|---|
| Roper Industries | 215,000 | 10,051 |
| | | 22,411 |
| **Machinery 1.1%** | | |
| Deere | 100,000 | 8,349 |
| | | 8,349 |
| **Trading Companies & Distributors 1.5%** | | |
| Fastenal | 290,000 | 11,684 |
| | | 11,684 |
| Total Industrials & Business Services | | 106,269 |
| **INFORMATION TECHNOLOGY 33.1%** | | |
| **Communications Equipment 2.9%** | | |
| Cisco Systems (1) | 900,000 | 17,577 |
| Juniper Networks (1) | 350,000 | 5,596 |
| | | 23,173 |
| **Computers & Peripherals 1.9%** | | |
| Apple Computer (1) | 75,000 | 4,284 |
| Dell (1) | 440,000 | 10,740 |
| | | 15,024 |
| **Internet Software & Services 3.3%** | | |
| eBay (1) | 400,000 | 11,716 |
| Yahoo! (1) | 435,000 | 14,355 |
| | | 26,071 |
| **IT Services 5.9%** | | |
| Affiliated Computer Services, Class A (1) | 175,000 | 9,032 |
| Automatic Data Processing | 185,000 | 8,390 |
| Fidelity National Information | 100,000 | 3,540 |
| First Data | 275,000 | 12,386 |
| Iron Mountain (1) | 345,000 | 12,896 |
| | | 46,244 |

| | | |
|---|---|---|
| **Semiconductor & Semiconductor Equipment 7.5%** | | |
| Altera (1) | 360,000 | 6,318 |
| Analog Devices | 380,000 | 12,213 |
| Applied Materials | 250,000 | 4,070 |
| Broadcom, Class A (1) | 120,000 | 3,606 |
| Linear Technology | 400,000 | 13,396 |
| Marvell Technology Group (1) | 160,000 | 7,093 |
| Texas Instruments | 130,000 | 3,938 |
| Xilinx | 350,000 | 7,927 |
| | | 58,561 |
| **Software 11.6%** | | |
| Adobe Systems (1) | 405,000 | 12,296 |
| Amdocs (1) | 330,000 | 12,078 |
| Electronic Arts (1) | 25,000 | 1,076 |
| FactSet Research Systems | 100,000 | 4,730 |
| Intuit (1) | 200,000 | 12,078 |
| Jack Henry & Associates | 540,000 | 10,616 |
| Microsoft | 600,000 | 13,980 |
| NAVTEQ (1) | 305,000 | 13,628 |
| Red Hat (1) | 75,000 | 1,755 |
| Symantec (1) | 550,000 | 8,547 |
| | | 90,784 |
| Total Information Technology | | 259,857 |
| **MATERIALS 0.3%** | | |
| **Chemicals 0.3%** | | |
| Potash Corporation of Saskatchewan | 25,000 | 2,149 |
| Total Materials | | 2,149 |
| **TELECOMMUNICATION SERVICES 1.5%** | | |
| **Wireless Telecommunication Services 1.5%** | | |
| American Tower Systems, Class A (1) | 230,000 | 7,158 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and New America Growth–Advisor Class (Advisor Class), offered since December 30, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; no such fees were incurred during the period ended June 30, 2006. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $29,000 for the six months ended June 30, 2006.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $245,437,000 and $314,206,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $700,665,000. Net unrealized gain aggregated $96,879,000 at period-end, of which $127,334,000 related to appreciated investments and $30,455,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. At June 30, 2006, there were no amounts subject to repayment. For the six months ended June 30, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $37,000 for Price Associates, $389,000 for T. Rowe Price Services, Inc., and $253,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $49,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $13,940,000 and $1,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 227,152 shares of the Investor class and 7,810 shares of the Advisor class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Trustees unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006